UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 17, 2016

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MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

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WV	000-50567	20-0034461
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

301 Virginia Avenue, Fairmont, WV  26554-2777
(Address of Principal Executive Offices) (Zip Code)

304-363-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 17, 2016, MVB Financial Corp. (MVB Financial or the Company), held its 18th Annual Meeting of Shareholders.

The Proxy Committee certified that 4,677,665 or 58.02 % of the  8,062,795 outstanding voting shares of MVB Financial were represented in person or by proxy and that in accordance with the Bylaws, a quorum was present.

The results of the proxy voting rounded to the nearest number of whole shares are as follows:

Proposal 1:“To elect two directors for a three-year term (ending at the Company’s annual meeting in 2019).”

The following votes were cast in the proposal regarding Director Nominees:

	For	Withheld	Non-Votes
H. Edward Dean, III	3,122,777	259,401	1,295,487
J. Christopher Pallotta	3,314,604	67,574	1,295,487

Proposal 2:“To approve a non-binding advisory proposal on the compensation of the Named Executive Officers.”

The following votes were cast:

For	Against	Abstain	Non Votes
3,073,268	254,642	54,268	1,295,487

Proposal 3:“To approve the 2016 Annual Executive Performance Incentive Plan for the executive officers of MVB.”

The following votes were cast:

For	Against	Abstain	Non Votes
3,082,283	258,738	41,157	1,295,487

Proposal 4:“To ratify the appointment of Dixon Hughes Goodman, LLP as the independent registered accounting firm for MVB for the year 2016.

The following votes were cast:

For	Against	Abstain	Non Votes
4,604,554	9,082	64,28	0

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Departure of Directors

With the election on May 17, 2016, of two directors, H. Edward Dean, III and J. Christopher Pallotta, for three-year terms (ending at the Company’s annual meeting in 2019), two other directors – Roger J. Turner and Samuel J. Warash – departed the Company Board of Directors and Board of Directors of the Company’s wholly-owned subsidiary, MVB Bank, Inc. (“MVB Bank”), as well as member of all committees on which each served for the Company and MVB Bank.

The departures of Messrs. Turner and Warash are contemporaneous with their expiring Board of Director terms and are not a result of any disagreement with the Company or any matters relating to the Company’s operations, policies or practices.  Messrs. Turner and Warash have been offered standard Company Board of Director retirement packages with $2,000 of compensation for each year of service as a member of the Board of Directors of the Company or any of its subsidiaries.

Item 7.01          Regulation FD Disclosure

On May 17, 2016, the Board of Directors of MVB Financial declared a cash dividend of $0.02 per share to shareholders of record June 01, 2016, payable June 15, 2016.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

99.1Press release announcing cash dividend.

EXHIBIT INDEX

Exhibit NumberDescriptionExhibit Location

99.1Press release issued by MVB Financial Corp. on May 19, 2016Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp
By	/s/ Larry F. Mazza
Larry F. Mazza President & CEO

Date:  May 19, 2016